AMENDMENT TO
REGISTRATION RIGHTS AGREEMENT

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (the “Amendment”), dated as of August ____, 2006, by and among EMTA Holdings, Inc., a Nevada corporation, with headquarters located at 7320 East Butherus, Suite 206 Scottsdale, Arizona, 85260 (the “Company”), and each of the purchasers set forth on the signature pages hereto (the “Initial Investors”).

WHEREAS:

A.  The Company and the Buyers previously entered into a Registration Rights Agreement dated April 28, 2006 (the “Agreement”) providing for the registration by the Company of shares issuable to the Buyers upon (i) the conversion of the Notes in the aggregate principal amount of Three Million Dollars ($3,000,000) and (ii) the exercise of Warrants to purchase an aggregate of 7,000,000 shares of Common Stock; and

B.  The Company and the Buyers wish to amend the Agreement to permit the inclusion into the Registration Statement of shares held by certain current shareholders of the Company as herein set forth.

NOW, THEREFORE, the Company and each of the Buyers hereby agree as follows (capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Agreement):

1. Section 1(v) of the Agreement is hereby amended to read as follows:

“(v) “Registrable Securities” means the Conversion Shares issued or issuable upon conversion or otherwise pursuant to the Notes and Additional Notes (as defined in the Securities Purchase Agreement) including, without limitation, Damages Shares (as defined in the Notes) issued or issuable pursuant to the Notes, shares of Common Stock issued or issuable in payment of the Standard Liquidated Damages Amount (as defined in the Securities Purchase Agreement), shares issued or issuable in respect of interest or in redemption of the Notes in accordance with the terms thereof), the JS Shares, up to 1,800,000 shares of Common Stock held by up to 40 current shareholders of the Company (”Other Permitted Shares”), and any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing.”

2. The first sentence of Section 2(a) of the Agreement is hereby amended to read as follows:

“a. Mandatory Registration. The Company shall prepare, and, on or prior to thirty (30) days from the date of Closing (as defined in the Securities Purchase Agreement) (the “Filing Date”), file with the SEC a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of the Registrable Securities, subject to the consent of the Initial Investors, which consent will not be unreasonably withheld) covering the resale of the Registrable Securities underlying the Notes, Warrants issued or issuable pursuant to the Securities Purchase Agreement and the JS Warrant and the Other Permitted Shares, which Registration Statement, to the extent allowable under the 1933 Act and the rules and regulations promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of or otherwise pursuant to the Notes and exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions.”

3. As a result of the Company’s failure to have the Registration Statement filed by the Filing Date, the Company hereby issues to the Buyers seven-year warrants to purchase an aggregate of 5,000,000 shares of Common Stock at $2.50 per share. The warrants to be issued shall be identical to the Warrants, as amended herein, except for the expiration date. Upon issuance of these warrants, the Company shall be deemed to be no longer in default in its obligations to have the Registration Statement filed by the Filing Date under Section 2(c) and no further payments shall be due as a result thereof.

3. The Warrants shall be amended to provide for new reset provisions and shall be in the Form of Exhibit A attached hereto.

4. Except as specifically set forth herein, the Registration Statement is ratified and confirmed in all respects.

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IN WITNESS WHEREOF, the Company and the undersigned Initial Investors have caused this Amendment to be duly executed as of the date first above written.

EMTA HOLDINGS, INC.

______________________________________
Edmond L. Lonergran
Chief Executive Officer

AJW PARTNERS, LLC
By: SMS Group, LLC

______________________________________
Corey S. Ribotsky
Manager

AJW OFFSHORE, LTD.
By: First Street Manager II, LLC

______________________________________
Corey S. Ribotsky
Manager

AJW QUALIFIED PARTNERS, LLC
By: AJW Manager, LLC

____________________________________
Corey S. Ribotsky
Manager

NEW MILLENNIUM CAPITAL PARTNERS, II, LLC
By: First Street Manager II, LLC

______________________________________
Corey S. Ribotsky
Manager